SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2017

DOVER MOTORSPORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11929	51-0357525
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1131 N. DuPont Highway, Dover, Delaware 19901

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 883-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements.

On March 22, 2017, we entered into a second amendment to our August 25, 2016 agreement to sell Nashville Superspeedway which extends the agreement by an additional 60 days and requires that the Purchaser deposit additional earnest money in the amount of $250,000.

Amendment No. 2 dated March 22, 2017 to Purchase and Sale Agreement by and between Dover Motorsports, Inc., Nashville Speedway, USA, Inc. and PDC TN/FL, LLC. is attached to this Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1 Amendment No. 2 dated March 22, 2017 to Purchase and Sale Agreement dated August 25, 2016 between Dover Motorsports, Inc., Nashville Speedway, USA, Inc. and PDC TN/FL, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Motorsports, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated: March 22, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 dated March 22, 2017 to Purchase and Sale Agreement dated August 25, 2016 between Dover Motorsports, Inc., Nashville Speedway, USA, Inc. and PDC TN/FL, LLC.